UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

MEMC Electronic Materials, Inc. (the “Company”) is filing this Current Report on Form 8-K to provide a recast of the presentation of its consolidated financial statements filed with the Securities and Exchange Commission (“SEC”) in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed on February 29, 2012 (the “2011 Form 10-K”) to reflect changes in the Company's reporting segments which took effect January 1, 2012.

From January 1, 2010 until the end of fiscal 2011, the Company was engaged in three reportable segments: Semiconductor Materials, which manufactures and sells silicon wafers for semiconductor applications; Solar Materials, which manufactured and sold silicon wafers for solar applications; and Solar Energy, which consisted of the SunEdison solar energy systems business unit. The consolidated financial statements contained in the Company's 2011 Form 10-K reported the Company's 2011 results for these three segments.

In connection with the previously announced December 2011 restructuring and effective January 1, 2012, the Company consolidated its two solar business units' operations into one business unit and is now engaged in two reportable segments:

•	Semiconductor Materials; and

•	Solar Energy.
The Company's reportable segments are determined based on the management of the businesses and the types of products sold and services provided. The Company provided a complete description of its two reportable business segments in the business description of the 2011 Form 10-K.
Attached as Exhibit 99.1 are the recasted consolidated financial statements and revised notes to the consolidated financial statements. Only the following notes have been revised and updated from their previous presentation to reflect the Company's new two-segment structure:

•	Note 1 - Nature of Operations;

•	Note 2 - Summary of Significant Accounting Policies;

•	Note 3 - Restructuring, Impairment and Other Charges;

•	Note 4 - Acquisitions;

•	Note 7 - Investments;

•	Note 11 - Property, Plant and Equipment;

•	Note 12 - Goodwill and Intangible Assets;

•	Note 19 - Revenue and Profit Deferrals;

•	Note 21 - Commitments and Contingencies;

•	Note 22 - Reportable Segments; and

•	Note 24 - Condensed Consolidating Financial Information.
In addition, Note 23 - Subsequent Events, has been revised and updated from its previous presentation to reflect events since February 29, 2012.
Similarly, Management's Discussion and Analysis of Financial Condition and Results of Operations of the 2011 Form 10-K has been revised and updated from its previous presentation to reflect the Company's new two-segment structure. The revised presentation is attached as Exhibit 99.2
Finally, the Company has included in this Form 8-K the Report of Independent Registered Public Accounting Firm on the consolidated financial statements, which is unchanged from the 2011 Form 10-K, other than the dual date to reflect the recast and reissuance.
The change in segments had no impact on the Company's historical consolidated financial position, results of operations or cash flows, and the recasted consolidated financial statements contained in Exhibit 99.1 to this Form 8-K reflect that. The recasted consolidated financial statements do not represent a restatement of previously issued consolidated financial statements. The Company's consolidated financial statements and other disclosures which will be included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 will reflect the new two-segment reporting structure.
In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2011 Form 10-K, no attempt has been made in this Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2011

Form 10-K to reflect events or occurrences after the date of the filing of the 2011 Form 10-K, except for matters relating specifically to the recasting of the presentation described above and the subsequent events reflected in Note 23. Therefore, this Form 8-K (including Exhibits 99.1 and 99.2 hereto) should be read in conjunction with the 2011 Form 10-K and the Company's filings made with the SEC subsequent to the filing of the 2011 Form 10-K, including, when filed, the Form 10-Q for the first quarter of 2012.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.
Date:	May 9, 2012	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn Title: Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Number	Item
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting
99.2
Management's Discussion and Analysis of Financial Condition and Results of Operations from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, revised solely to reflect the change in segment reporting

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Scheme Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document